200929610066

OBE MERG

State of California
Secretary of State

FILED
Secretary of State
State of California
SEP 03 2021

Certificate of Merger

(California Corporations Code sections 1113(g), 3203(g), 6019.1, 8019.1, 9640, 12540.1, 15911.14, 16915(b) and 17710.14)

IMPORTANT — Read all instructions before completing this form.

This Space For Filing Use Only

1. NAME OF SURVIVING ENTITY	2. TYPE OF ENTITY	3. CA SECRETARY OF STATE FILE NUMBER	4. JURISDICTION
Legacy Education, L.L.C.	LLC	200929610066	CA
5. NAME OF DISAPPEARING ENTITY	**6. TYPE OF ENTITY**	**7. CA SECRETARY OF STATE FILE NUMBER**	**8. JURISDICTION**
Legacy Education Merger Sub, LLC	LLC	202010410079	CA

9. THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. *(IF A VOTE WAS REQUIRED, SPECIFY THE CLASS AND THE NUMBER OF OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE VOTE REQUIRED OF EACH CLASS. ATTACH ADDITIONAL PAGES, IF NEEDED.)*

SURVIVING ENTITY: CLASS AND NUMBER	PERCENTAGE VOTE REQUIRED	DISAPPEARING ENTITY: CLASS AND NUMBER	PERCENTAGE VOTE REQUIRED
Class A Units, 16,795,934.25	>50%	Membership Interests 100 Units	100%

10. IF EQUITY SECURITIES OF A PARENT PARTY ARE TO BE ISSUED IN THE MERGER, CHECK THE APPLICABLE STATEMENT.

☐ No vote of the shareholders of the parent party was required. ☑ The required vote of the shareholders of the parent party was obtained.

11. IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABLITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, PROVIDE THE REQUISITE CHANGES (IF ANY) TO THE INFORMATION SET FORTH IN THE SURVIVING ENTITY'S ARTICLES OF ORGANIZATION, CERTIFICATE OF LIMITED PARTNERSHIP OR STATEMENT OF PARTNERSHIP AUTHORITY RESULTING FROM THE MERGER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

12. IF A DISAPPEARING ENTITY IS A DOMESTIC LIMITED LIABLITY COMPANY, LIMITED PARTNERSHIP, OR PARTNERSHIP, AND THE SURVIVING ENTITY IS NOT A DOMESTIC ENTITY OF THE SAME TYPE, ENTER THE PRINCIPAL ADDRESS OF THE SURVIVING ENTITY.

PRINCIPAL ADDRESS OF SURVIVING ENTITY | CITY AND STATE | ZIP CODE

13. OTHER INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER BY THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY IS ORGANIZED. ATTACH ADDITIONAL PAGES, IF NECESSARY.

14. STATUTORY OR OTHER BASIS UNDER WHICH A FOREIGN OTHER BUSINESS ENTITY IS AUTHORIZED TO EFFECT THE MERGER.

15. FUTURE EFFECTIVE DATE, IF ANY
____ - ____ - ____ (Month) (Day) (Year)

16. ADDITIONAL INFORMATION SET FORTH ON ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE PART OF THIS CERTIFICATE.

17. I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature] 9/1/21 LeeAnn Rohmann, Manager
SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

See additional page.
SIGNATURE OF AUTHORIZED PERSON FOR THE SURVIVING ENTITY DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

See additional page.
SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

SIGNATURE OF AUTHORIZED PERSON FOR THE DISAPPEARING ENTITY DATE — TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

For an entity that is a business trust, real estate investment trust or an unincorporated association, set forth the provision of law or other basis for the authority of the person signing: ________

20092961006

Certificate of Merger – Additional Page

Item 17 – Continued:

17. I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Authorized Person
Ena Hull	September 1, 2021	Ena Hull, Manager

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Authorized Person
[signature]	September 1, 2021	Gerald Amato, Manager

Signature of Authorized Person for the Disappearing Entity	Date	Type or Print Name and Title of Authorized Person
LeeAnn Rohmann	September 1, 2021	LeeAnn Rohmann, President of Legacy Education Inc., the Sole Member

SEP 1 5 2021 932

SMRH:4845-0301-4335.4